Exhibit 99.2

Investor Presentation June 2007

Cautionary Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Paramount, Chem Rx and their combined business after completion of the proposed business combination. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Paramount's and Chem Rx’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the institutional pharmacy business, including changes in Medicare and Medicaid reimbursement policies; fluctuations in customer demand; management of rapid growth; intensity of competition; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Paramount's Annual Report on Form 10-KSB for the year ended December 31, 2006. The information set forth herein should be read in light of such risks. Neither Paramount nor Chem Rx assumes any obligation to update the information contained in this presentation. Additional information concerning the transaction is included in the Current Report on Form 8-K filed on June 4, 2007 by Paramount with the Securities and Exchange Commission (the “SEC”). A stockholder meeting will be announced soon to obtain stockholder approval for the transactions. Paramount intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the transaction, which will be mailed to Paramount’s stockholders. PARAMOUNT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AGREEMENT, PARAMOUNT AND Chem Rx. Investors and stockholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from Paramount, at 787 7th Avenue, 48th Floor, New York, NY 10019. Paramount, Chem Rx and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the transaction. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount, Chem Rx and their respective officers and directors in the proposed transaction by reading Paramount’s proxy statement, which will be filed with the SEC.

About Chem Rx and Paramount Chem Rx, founded in 1958, is a leading regional provider of institutional pharmacy products and services to long-term care (“LTC”) facilities, including: Skilled nursing facilities (“SNFs”) Assisted living facilities (“ALFs”) Other healthcare facilities and institutions Chem Rx is the largest independently owned institutional pharmacy in the United States serving markets in NY, NJ and PA PMQC, organized in 2005, is a Specified Purpose Acquisition Company (“SPAC”) designed for the specified purpose of effecting a merger with an operating business in the healthcare industry Paramount Acquisition Corp. is an affiliate of Paramount BioSciences, LLC, a healthcare venture capital and merchant banking firm Cash in Trust of approximately $54.9 million as March 31, 2007 Chem Rx Overview Paramount Acquisition Corp. (OTCBB:PMQC)

Proposed Transaction $195.1 million Transaction Enterprise Value(1) $17.1 million of restricted stock to Management/Chem Rx Shareholders $32.5 million of net debt assumption $145.5 million of cash consideration(2) Priced at implied cash value per share of Paramount common stock, approximately $5.70 per share Stock earnouts structure based on EBITDA or stock price milestones Substantial cash infusion to fuel growth Acquisition financing being negotiated 7.0x EBITDA multiple on 2007 estimate of $28.0 million 5.9x EBITDA multiple on 2008 estimate of $33.0 million 1) $12.5 million and 500,000 shares will be held back pending achievement of specific performance milestones. 2) Subject to adjustment at closing with respect to excess debt, excess transaction expenses and certain payments to affiliates. Subject to post closing net worth adjustment.

Transaction Summary 1) Debt outstanding as of transaction date. 2) $12.5 million and 500,000 shares will be held back pending achievement of specific performance milestones. 3) Assumes no adjustment to purchase price. Transaction Metrics (in millions, except per share amounts) Stock Portion of Transaction to Management/Chem Rx Shareholders Current Paramount Share Price $5.70 Shares Issued 3.0 Value of Shares Issued $17.1 Plus: Assumed Net Debt (1) $32.5 Plus: Cash Consideration (2) 145.5 Transaction Enterprise Value (3) $195.1 Implied Transaction Enterprise Multiples Metric Multiple Enterprise Value / 2007E Revenue $300.0 0.7x Enterprise Value / 2008E Revenue $333.0 0.6x Enterprise Value / 2007E EBITDA $28.0 7.0x Enterprise Value / 2008E EBITDA $33.0 5.9x

Share Analysis 1) Excludes EarlyBird options to purchase 425,000 units (425,000 common shares and 850,000 warrants) at an exercise price of $7.50; unlike the IPO warrants, the EarlyBird warrants have a strike price of $6.25. 2) Assumes 19.6 million warrants related to IPO and overallotment exercised using the treasury method which results in 2.4 million new shares being issued at an assumed merger stock price of $5.70. 3) Excludes consideration for earnout shares and management options. Earnout shares to be issued based on achievement of EBITDA or stock price milestones from 2007 to 2011. Management options to be issued at the start of each of the next several years. Number of Shares Ownership % Pre Merger FD Post Merger Pre Merger FD Post Merger Public Shares Outstanding (1) 11,900,000 11,900,000 100.0% 68.8% Management/ChemRx Shareholders - 3,000,000 - 17.3% Warrants Outstanding (2) - 2,401,491 - 13.9% Total Shares Outstanding (3) 11,900,000 17,301,491 100.0% 100.0% Assumed Merger Stock Price $5.70

Earnout Structure Cumulative Milestones: 2007 – 2008: $72.6 million of cumulative EBITDA 2007 – 2009: $117.25 million of cumulative EBITDA 2007 – 2010: $169.0 million of cumulative EBITDA 2007 – 2011: $230.0 million of cumulative EBITDA 1.1 million shares issued 1.1 million shares issued 1.1 million shares issued 1.1 million shares issued 1.1 million shares issued Annual Milestones(1) 2007: $30.0 million of EBITDA or stock price above $8.50 for 30 consecutive days(2) 2008: $35.0 million of EBITDA or stock price above $11.00 for 30 consecutive days 2009: $40.0 million of EBITDA or stock price above $13.50 for 30 consecutive days 2010: $47.0 million of EBITDA or stock price above $16.50 for 30 consecutive days 2011: $55.0 million of EBITDA or stock price above $19.50 for 30 consecutive days Chem Rx Earnout on Milestones Key Milestone The management may also earn a maximum of an additional 3.0 million common shares of Paramount common stock in aggregate by satisfying up to three of any of the four cumulative milestones set forth below: 1) Chem Rx shareholders are eligible to earn 500,000 shares if an annual milestone is missed but certain cumulative thresholds are met 2) For 2007 only, EBITDA for purposes of this calculation equals full year EBITDA from NY operation plus annualized second half EBITDA from the NJ and PA operations. 1.0 million shares issued 1.0 million shares issued 1.0 million shares issued 1.0 million shares issued

Comparable Companies

Company Name	Share Price on 5/29/07	% of 52-Wk. High	Fully Diluted [1] Equity Value	Fully Diluted [1] Firm Value [2]	Firm Value / EBITDA LTM	Firm Value / EBITDA 2007	Firm Value / EBITDA 2008	Price/Earnings [3] 2007	Price/Earnings [3] 2008	5-Yr. EPS Growth [3]	2008 P/E/G
Wholesale Pharmaceuticals Distribution											
AmerisourceBergen Corp.	$52.34	92.5%	$10,291	$9,907	11.0 x	10.7 x	9.8 x	19.7 x	17.2 x	14.1%	1.2 x
Cardinal Health Inc	$72.66	95.4%	$28,590	$27,320	NM	10.3 x	9.4 x	19.3 x	16.4 x	14.8%	1.1 x
McKesson Corp.	$62.55	99.4%	$19,285	$18,305	11.6 x	10.4 x	9.2 x	19.7 x	17.4 x	14.7%	1.2 x
Average		**95.8%**			**11.3 x**	**10.5 x**	**9.5 x**	**19.6 x**	**17.0 x**	**14.5%**	**1.2 x**
Specialty											
Allion Healthcare, Inc	$4.93	53.0%	$80	$55	NM	NM	NM	23.5 x	16.7 x	21.7%	0.8 x
BioScrip, Inc.	$4.27	75.2%	$161	$211	NM	NM	NM	NM	14.2 x	15.0%	0.9 x
Option Care, Inc.	$15.16	99.6%	$566	$637	12.7 x	11.9 x	10.2 x	19.7 x	16.9 x	15.6%	1.1 x
PolyMedica Corp.	$40.43	91.0%	$949	$1,130	13.1 x	10.4 x	8.9 x	20.2 x	16.9 x	15.0%	1.1 x
Average		**79.7%**			**12.9 x**	**11.2 x**	**9.5 x**	**21.1 x**	**16.2 x**	**16.8%**	**1.0 x**
Institutional Pharmacy											
Omnicare, Inc.	$37.01	74.9%	$4,565	$7,276	10.3 x	9.6 x	8.9 x	16.2 x	13.5 x	12.9%	1.0 x
Retail Pharmacy											
CVS Caremark Corp.	$38.87	98.6%	$62,015	$68,088	11.6 x	12.1 x	9.5 x	24.8 x	20.4 x	16.9%	1.2 x
Longs Drug Stores Corp.	$56.97	96.2%	$2,159	$2,159	8.8 x	8.5 x	7.7 x	22.7 x	20.2 x	12.1%	1.7 x
Rite Aid Corp.	$6.34	94.1%	$3,403	$3,403	NM	NM	NM	NM	NM	12.2%	NA
Walgreen Co.	$45.37	87.9%	$45,224	$45,224	12.0 x	11.0 x	9.9 x	22.0 x	19.5 x	15.5%	1.3 x
Average		**94.2%**			**10.8 x**	**10.5 x**	**9.0 x**	**23.2 x**	**20.0 x**	**14.2%**	**1.4 x**

Source of EBITDA estimates: Bloomberg Consensus. Note: "NM" equals Not Meaningful.

1) Fully-diluted shares outstanding is calculated by adding in-the-money convertible securities, options and warrants outstanding to primary shares outstanding using the treasury stock method. Dollars in millions.
2) Firm Value equals Fully-Diluted Market Value plus Total Debt less Cash and Equivalents.
3) Based on First Call estimates as of 05/29/07.

CHEMRX

7

Paramount Acquisition Corp

Industry Overview

Pharmaceuticals Distribution Industry

- Healthcare was estimated to be a $2.1 trillion industry in 2006, or approximately 16% of U.S. GDP(1)
- Prescription drugs, represented $250 billion, or 12%, of that amount(1)
  - The highly fragmented pharmaceuticals industry relies on distributors for coordinated logistics, ordering and contracting, pharmacy / patient education, and sometimes packaging



Pharmaceutical Company
Pharmaceutical Company
Pharmaceutical Company
Pharmaceutical Company
Pharmaceutical Company
Pharmaceutical Company
Pharmaceutical Company
Pharmaceutical Wholesalers*
* Organized / outsourced logistics to pharmaceutical companies
Cardinal Health
McKesson
AmerisourceBergen
Retail Pharmacies
CVS
Walgreens
Duane Reade
Rite Aid
Longs
Institutional Pharmacies
Omnicare
Kindred Pharmacy Services
PharMerica
Chem Rx
Specialty Pharmacies*
*Distribute injectable and other biotech drugs needing specialty handling
End User: Broad patient base
End User: Nursing home, adult home, addiction treatment patients, etc.
End User: Home health, LTC, acute care patients, etc.

CHEMRX

1) Source: Centers for Medicaid & Medicare.

9

Paramount Acquisition Corp

Institutional Pharmacy Institutional Pharmacies (“IPs”) provide prescription processing, dispensing and delivery services to LTC facilities and other institutions IPs buy pharmaceuticals in bulk directly from manufacturers or wholesale distributors and repackage the drugs in “unit dose” containers according to the specific drug regimens of each individual LTC patient Key drivers influencing the industry include: Drug patent expirations Drug pricing Part D LTC demographics / script usage Competitor consolidation Labor costs Institutional Pharmacy Market Size ($ in millions)(1) Source: IMS Health and Management estimates. CAGR = 7.4% $11,264 $12,225 $13,031 $13,969 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2004 2005 2006 2007E

End Markets Analysis National expenditures for the LTC industry are expected to grow from approximately $146 billion in 2005 to $180 billion in 2010 Key growth drivers include: Aging of the population, particularly among those individuals aged 85 and older, who need to utilize long-term care most frequently Growing focus on costs throughout the healthcare industry will also drive demand for skilled nursing facilities, which are a lower cost setting than acute care settings, such as hospitals LTC Expenditures ($ in billions)(1) LTC Beds (thousands)(1) Source: CIR estimates based on American Senior Housing Association, American Healthcare Association, National Investment Center, Elderweb. $123 $146 $180 $227 $299 $0 $50 $100 $150 $200 $250 $300 $350 2000 2005E 2010E 2015E 2020E Independent Living Assisted Living Skilled Nursing CCRC 4,842 4,260 3,875 3,577 3,459 0 1,000 2,000 3,000 4,000 5,000 6,000 2000 2005E 2010E 2015E 2020E Independent Living Assisted Living Skilled Nursing CCRC

Institutional Pharmacy Process Overview Institutional Pharmacy (“IP”) Pharmacy Processes Prescription Patient-specific record update Patient-specific safety check Formulary check Pharmacy Dispenses Medication Specialized packaging Labeling Pharmacy Deliveries Medication Delivery 2-3 times per day, 7 days a week Can deliver in 2-4 hours in emergency New Order, Refill, or Change Request Receive Medication and Dispense to Patient If unused, dispose at NF site or return to LTCP Nursing Home, Hospital or Home Health Agency Physician, Nursing Facility staff, and Pharmacist determine therapeutic need

Institutional Pharmacy Competitive Landscape

- Approximately 1.5 million seniors reside in SNFs and an additional 1.2 million seniors reside in ALFs, resulting in a combined market of 2.7 million residents
- Chem Rx is in the advantageous position of owning the largest independent and overall 3rd largest institutional pharmacy in the nation(1)
- Key competitive factors include:
  - Quality of service
  - Reputation and relationships
  - Price / operating efficiency

Institutional Pharmacy Market Share(2)


PharMerica/KPS
12%
ChemRx
2%
Competitors (3)
5%
Omnicare
52%
Other
29%

Source: Management estimates.
1) Pro forma for Kindred/PharMerica merger.
2) Market share based on number of beds.
3) Competitors include: Continuing Care Rx, Inc., In-House Care Solutions, Neil Medical Group, Diamond Pharmacy Services, Ricetta, Woodhaven Health Services and Guardian Pharmacy, LLC.

CHEMRX

13

Paramount Acquisition Corp

Company Overview

History of Chem Rx 1958 Established Company as a retail pharmacy 2000 Leased current 75,000 ft.2 building in Long Beach, NY August 2006 Opened Chem Rx New Jersey facility in South Plainfield, NJ 1994-1999 Leased 17,000 ft.2 building in Oceanside, NY. Grew from 14,025 beds to 29,550 beds served January 2007 Acquired Chem Rx / Salernos facility in Sciota, PA 2005 Increased net revenues over $200.0 mm, and more than 50,000 total beds served

Management Team Jerry Silva, R.Ph., President and Chief Executive Officer Jerry has been President and CEO of Chem Rx since he founded the company in 1958. He is a New York State Registered Pharmacist. He is a former board member of Total Health Plan, which was acquired by CIGNA. Jerry is currently a member of the American Society of Consultant Pharmacists and also serves as a healthcare consultant to various adult care facilities. Steven Silva, Executive Vice President and Chief Operating Officer Steven has been with Chem Rx since 1992. His prior position with the Company was Director of Corporate Operations, which he held until 1994, when he became Vice President of Sales & Servicing. Steven became Vice President in 2002 and is currently the Company’s Executive Vice President and Chief Operating Officer. Charles Kelly, Chief Financial Officer Chuck joined Chem Rx in September 2006. Prior to joining the Company, he was the Senior Vice President of Operations at Spotless Group Ltd. and was previously its Global Vice President of Finance and Administration from 1995 to 2002. Chuck also previously worked as a Senior Audit Manager at PriceWaterhouseCoopers. He has over 25 years of finance and public accounting experience and is a member of the New York State Society of CPAs and American Institute of Certified Public Accountants.

Recognized Brand and Market Leader in Attractive Regions Chem Rx is headquartered in Long Beach, NY and operates a fleet of 60 vehicles that service the NY and NJ markets Deep relationships and strong reputation for over 40 years Approximately 30% - 35% market share in New York Metro Area(1) PA NY NJ South Plainfield, NJ Long Beach, NY Sciota, PA Source: Management estimates.

Loyal and Growing Customer Base Chem Rx’s number of beds have grown at an average annual growth rate of 8.9% since 2001 94% average annual bed retention rate Chem Rx added 7,572 beds in the first quarter of 2007 Bed Mix by Customer ALFs include adult care facilities and residential living facilities. Other includes addiction treatment facilities. 21,506 23,098 23,539 23,852 26,536 28,301 32,726 15,342 19,077 20,034 20,892 21,554 20,580 22,166 1,759 2,356 2,172 3,109 3,529 5,617 4,056 0 10,000 20,000 30,000 40,000 50,000 60,000 2001 2002 2003 2004 2005 2006 1Q:2007 SNFs ALFs (1) Other (2)

Significant Opportunity to Scale Existing Infrastructure Chem Rx’s current pharmacy has additional capacity to grow its business by leveraging existing infrastructure and workforce Reorganization of logistical routes Investments in IT, inventory tracking and PDA-enabled data capture, plus increased financial controls Leveraging centralized back-office to scale new regions Enhanced IT capabilities will permit more efficient ordering

Favorable Macro Growth Drivers Long-Term Care Expenditures Growth Aging Population Increasing Prevalence of Chronic Illnesses Increasing Rate of Drug Utilization Branded Drug Patent Expiries Pharmaceutical Price Inflation

Established Track Record of Growth and Profitability Historical Revenue Growth ($ in millions) Historical Adjusted EBITDA Growth and Margins ($ in millions) CAGR = 17.1% $11.0 $15.2 $17.7 $24.0 $20.7 $24.1 9.5% 10.6% 10.2% 12.8% 9.9% 9.2% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2001 2002 2003 2004 2005 2006 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% CAGR = 17.7% $115.8 $144.2 $173.4 $187.2 $208.7 $261.6 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2001 2002 2003 2004 2005 2006

Increasingly Attractive Payor Landscape Payor Mix (2005): Pre Part D Payor Mix (2006): Post Part D Payor landscape has improved dramatically due to Medicare Part D Significant portion of revenues coming from government sponsored 3rd parties rather than fragmented facilities and State governments (paid through facilities) Expected to improve days in receivables, as well as greater number of drugs covered by formulary 1) Other includes third party and private pay customers. Facility 25% Medicaid 21% Other (1) 5% Part D 49% Medicaid 51% Facility 39% Other (1) 10%

Highly Incentivized and Experienced Management Team Chem Rx has successfully operated in the state of NY for over 45 years Current management has over 80 years of total industry experience Management is highly incentivized, and will maintain significant ownership in Chem Rx Opportunity to earn 8.5 million additional shares based on superior financial performance Ownership % Post-Transaction(1) 1) Does not include earnouts. Existing Shareholders 83% Management/ChemRx Shareholders 17%

Growth Strategy Expand market share in existing regions Growing opportunities in NJ and PA Take market share from competitors Expand pharmacy product offering Leverage existing customer base Expand into new regions Successfully identified new regions and evaluating entry into upstate NY, FL and Mid West Leverage Chem Rx reputation and relationships Pursue selective acquisitions Continued benefit from scale economies